                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this registration statement.

                                                 ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
April 1, 1996

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 9, 1995 incorporated by reference in Rykoff-Sexton, Inc.'s Form 10-K for the year ended April 29, 1996 and to all references to our Firm included in this registration statement.

                                                 ARTHUR ANDERSEN LLP

Chicago, Illinois
April 1, 1996

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 29, 1995 included in Rykoff-Sexton, Inc.'s Form 8-K dated November 1, 1995 and to all references to our Firm included in this registration statement.


                                                 ARTHUR ANDERSEN LLP

Las Vegas, Nevada
April 1, 1996

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 7, 1994 included in Rykoff-Sexton, Inc.'s Form 8-K dated February 21, 1995 and to all references to our Firm included in this registration statement.


                                                 ARTHUR ANDERSEN LLP

Baltimore, Maryland
April 1, 1996